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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): November 22, 1998
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                       Total Control Products, Inc.
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             (Exact name of registrant as specified in its charter)



          Illinois                    000-22173             36-3209178
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(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File number)        Identification No.)


2001 North Janice Avenue, Melrose Park, Illinois               60160
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (708) 345-5500
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         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
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     On November 22, 1998, Total Control Products, Inc. (the "Registrant")
entered into an Agreement and Plan of Merger by and among GE Fanuc Automation North America, Inc. ("GE Fanuc"), Orion Merger Corp., a wholly-owned subsidiary of GE Fanuc ("Orion"), and the Registrant (the "Merger Agreement"), pursuant to which (a) Orion commenced a cash tender offer (the "Offer") on November 30, 1998 for all outstanding shares of common stock of the Registrant (the "Shares") at $11.00 per share; and (b) as soon as reasonably practicable after the consummation of the Offer, Orion will merge with and into the Registrant, with the Registrant being the surviving corporation of the merger (the "Merger"). In the Merger, all shares held by any person (other than by Orion, Registrant, GE Fanuc, their respective subsidiaries or any person who exercises dissenters' rights under applicable law) shall be converted into the amount of cash paid by Orion for a Share in the Offer. Immediately after the Merger, the Registrant will become the wholly-owned subsidiary of GE Fanuc. If the Merger Agreement is terminated under certain circumstances, the Registrant agreed to pay GE Fanuc a termination fee of up to $4 million plus GE Fanuc's out-of-pocket costs and expenses incurred in connection with the contemplated transaction (with a cap of $1 million). The Offer is subject to the satisfaction of certain conditions contained in the Merger Agreement.

     As a condition to GE Fanuc's willingness to enter into the Merger Agreement, on November 22, 1998, the Registrant and GE Fanuc also entered into a Stock Option Agreement (the "Stock Option Agreement") pursuant to which, upon the happening of certain events, GE Fanuc shall have the right to purchase up to 1,598,530 authorized and unissued Shares (or such greater amount equal to 19.9% of the outstanding Shares on the date of the exercise of the option) at an exercise price of $11.00 per Share.

     A copy of the press release of the Registrant, dated November 23, 1998, is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          10.1 Agreement and Plan of Merger among GE Fanuc Automation North America, Inc., Orion Merger Corp., and Total Control Products, Inc. dated as of November 22, 1998. (Incorporated herein by reference to Exhibit 1 to the Registrant's Solicitation/ Recommendation Statement on Form 14D-9 dated November 30, 1998.)

          10.2 Stock Option Agreement by and among GE Fanuc Automation North America, Inc., Orion Merger Corp., and Total Control Products, Inc. dated as of November 22, 1998. (Incorporated herein by reference to Exhibit 6 to the Registrant's Solicitation/Recommendation Statement on Form 14D-9 dated November 30, 1998.)

          10.3 Press Release issued by the Registrant dated November 23, 1998. (Incorporated herein by reference to Exhibit 4 to the Registrant's Solicitation/Recommendation Statement on Form 14D-9 dated November 30, 1998.)

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 7, 1998          TOTAL CONTROL PRODUCTS, INC.

                                 By:   /s/ Nic Gihl
                                       -----------------------------------------
                                       Name:  Nic Gihl
                                       Title: President, Chief Executive Officer
                                              and Chairman

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                                     INDEX

Exhibit
Number    Description of Document
-------   -----------------------
10.1      Agreement and Plan of Merger among GE Fanuc Automation North America,
          Inc., Orion Merger Corp., and Total Control Products, Inc. dated as of
          November 22, 1998.  (Incorporated herein by reference to Exhibit 1 to the Registrant's Solicitation/Recommendation Statement on Form 14D-9
          dated November 30, 1998.)

10.2      Stock Option Agreement by and among GE Fanuc Automation North America,
          Inc., Orion Merger Corp., and Total Control Products, Inc. dated as of
          November 22, 1998. (Incorporated herein by reference to Exhibit 6 to the Registrant's Solicitation/Recommendation Statement on Form 14D-9 dated November 30, 1998.)

10.3      Press Release issued by the Registrant dated November 23, 1998.
          (Incorporated herein by reference to Exhibit 4 to the Registrant's
          Solicitation/Recommendation Statement on Form 14D-9 dated November 30,
          1998.)

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